SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                 Date of Earliest Event Reported: April 22, 2004
                        (date of earliest event reported)



                    RESIDENTIAL ASSET SECURITIES CORPORATION
               (Exact name of Registrant as Specified in Charter)

            Delaware                   333-108865             51-0362653
            --------                   ----------             ----------
        (State or Other               (Commission          (I.R.S. Employer
 Jurisdiction of Incorporation)       File Number)      Identification Number)


     8400 Normandale Lake Boulevard, Suite 250, Minneapolis, Minnesota 55437
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (952) 857-7000
                                 --------------


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)
        -----------------------------------------------------------------

Items 1 through 4, Item 6, Item 8 and Item 9 are not included because they are not applicable.

Item 5. Other Events

        The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2003 and December 31, 2002, and for each of the years in the three-year period ended December 31, 2003, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 15, 2004, Commission File Number 1-10777), and Current Report on Form 8-K filed with the Securities and Exchange Commission on April 22, 2004, as such Current Report related to Ambac Assurance, are hereby incorporated by reference in this Form 8-K and in the Prospectus Supplement relating to the Residential Asset Securities Corporation Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2004-KS4.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Exhibit:

23.1 Consent of KPMG LLP, independent auditors of Ambac Assurance Corporation and Subsidiaries

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              RESIDENTIAL ASSET SECURITIES CORPORATION



                              By:       /s/ Benita Bjorgo
                                   --------------------------------------
                              Name:     Benita Bjorgo
                              Title:    Vice President



Dated:  April 22, 2004

                                 Exhibit 23.1


                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Ambac Assurance Corporation:

We consent to the incorporation by reference in the registration statement (No. 333-108865) of Residential Asset Securities Corporation (the "Registrant"), and in the Prospectus Supplement of the Registrant (the "Prospectus Supplement"), via the Form 8-K of the Registrant dated April 22, 2004 of our report dated February 27, 2004 on the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2003 and 2002, and for each of the years in the three-year period ended December 31, 2003, which report appears in the Annual Report on Form 10-K of Ambac Financial Group, Inc., which was filed with the Securities and Exchange Commission on March 15, 2004 and to the reference to our firm under the heading "Experts" in the Prospectus Supplement. Our report refers to changes, in 2003, in Ambac Assurance Corporation's methods of accounting for variable interest entities and stock-based compensation.



                                            /s/KPMG LLP



New York, New York
April 22, 2004